CTC

BRAKKE SCHAFNITZ INSURANCE BROKERS, INC.
Exclusive Broker of Record and Warranty Risk Management Services Agreement

This Exclusive Broker of Record and Warranty Risk Management Services Agreement ("Agreement") is made this 29th day of June, 2005 by and between **Brakke Schafnitz Insurance Brokers, Inc. ("BSIB")**, **Composite Technology Corporation (CTC")**, and **General Cable Corporation (GCC")** at their addresses set forth herein, with respect to the following:

1. PURPOSE OF THIS AGREEMENT: CTC has designed, developed and filed patent applications for and is manufacturing, distributing and selling a core for a new electrical power transmission and distribution cable ("ACCC") and connecting devices known as "Dead Ends" and "Splices" ,and CTC and GCC have collaborated on the manufacturing, sales and distribution of ACCC cable produced using the CTC core " (Collectively referred to as "ACCC Products"). It is the desire of both CTC and GCC to have an insured Original Equipment Manufacturer Warranty and an Insured Extended Warranty Program for their end-user Customers (Collectively referred to herein as "the Programs"). As no such Programs exist at this time, it is the desire of CTC and GCC to retain the services of BSIB, on an exclusive basis, for an initial term of three (3) years, as set forth herein, to arrange for the design, development, servicing, underwriting, implementation, coordination and ongoing refinement, servicing and risk management of the Programs on behalf of CTC and GCC. Both CTC and GCC acknowledge that such an undertaking, particularly with the short time frame allotted to accomplish the desired results, requires and includes, but are not limited to, special expertise, skills, talents, financial resources, licensing and underwriting relationships to accomplish the desired results, which BSIB uniquely possesses and/or has access to. In consideration of the above, CTC and GCC hereby retain BSIB on an exclusive basis to complete and manage the Programs on behalf of CTC and GCC for an initial period of three (3) years on OEM warranty coverage, and five (5) years on Extended Warranty coverage, under the terms and conditions set forth herein.

2. DUTIES AND RESPONSIBILITIES OF BSIB: CTC and GCC desire to retain the services of BSIB, as its exclusive Broker of Record and Program Risk Manager on ACCC Products, to generally perform and/or arrange for the following, and BSIB agrees and is willing to perform the duties and responsibilities set forth herein as an independent, third party insurance broker and risk manager of the Program(s).

(A) Assist in the design and development of the Program(s),
(B) Arrange for and secure third-party insurance company ("Insurer") indemnification for the Program(s),
(C) Arrange for a third-party warranty and claims administration ("Administrator") for the Program(s),
(E) Assist both the Administrator and Insurer in performing or arranging for certain administrative functions, which may include, but are not limited to:

(1) Risk underwriting, (2) Evaluation of technical testing and performance data on the ACCC Products, (3) Rate development, (4) Coverage definition and development of terms and conditions, (5) Establishing Program procedures, (6) Issuing and registration of risks, (7) Premium and fee administration, (8) Claims processing, administration and payment, (9) Billing, collection, accounting, (10) Monthly reporting to the Administrator and the Insurer. (11) On going risk management, analysis and evaluation of the Programs, (12) facultative underwriting and on going development of special Program requests and adjustments that may be required from Purchaser to Purchaser, (13) Continued refinement and management of the OEM and Extended Warranty process, and (14) all other reasonable and necessary consulting services required to maintain the performance and success of the Programs.

3. DUTIES AND RESPONSIBILITIES OF CTC/GCC AND REQUIREMENTS UNDER THE PROGRAMS: To accomplish the stated objectives set forth herein for the Programs, CTC and GCC agree to the following terms and conditions during the term of this Agreement and any renewals thereof.

(A) **Insured Original Equipment Manufacturer Warranty Program**: From time to time, both CTC and GCC will be interchangeably deemed the Original Equipment Manufacturer ("OEM") on the ACCC Products as agreed to amongst themselves. In conjunction with the OEM sale of ACCC Products, CTC and GCC desire to have the OEM Warranty administered and insured as described in this Agreement and in the Warranty Terms and Conditions form attached hereto and forming a part of this Agreement.

1. CTC and GCC acknowledge and agree, that it is the Insurers requirement that in order to secure the underwriting commitment to insure the OEM Warranty Terms and Conditions and any extended warranty plans sold in conjunction therewith by CTC and GCC, that CTC and/or GCC, will, for applications in the U.S. and Canada, purchase and pay the required OEM Warranty premium on all ACCC Products sold during the term of this initial three (3) year Agreement. The insured OEM warranties will have a mandatory minimum term of three (3) years parts and labor coverage on U.S. and Canadian ACCC sales. It is further agreed that Insurers will provide coverage as set forth in the attached Exhibits, and that such coverage will be optional to CTC and/or GCC and their customers in all territories other than the U.S. and Canada. The required OEM Warranty premium shall be included in the list price of all ACCC Product purchase orders issued during the initial three (3) year period in the U.S. and Canada. During the terms of this Agreement, no ACCC product shall be sold in the U.S. and Canada without inclusion of the insured OEM Warranty provided by BSIB after the date of this Agreement.

2. On a monthly basis, CTC and GCC shall provide an accurate report of all ACCC Product shipped to Purchasers. Included with the monthly report shall be a check payable to BSIB for the OEM Warranty Coverage and any extended warranty plans sold in conjunction therewith, based upon the rate schedule in effect at that time.

3. CTC and GCC acknowledge and agree that all OEM Warranty claims arising within the first year of the purchasers OEM warranty coverage are subject to a $20,000 per claim deductible. Whichever of CTC or GCC is deemed the OEM on the sale, shall be responsible for reimbursing the purchaser for this amount. There are not deductibles in year two or year three of the purchaser's OEM warranty period. CTC and GCC agree to provide replacement ACCC conductor to the Administrator and the Insurer, for claims settlement purposes, at the retail price in effect on May 18, 2005 throughout the initial three (3) year term of this Agreement. In consideration thereof, the OEM and Extended Warranty rates in effect on May 8, 2005 will remain the same during the entire three (3) year initial term.

(B) **Insured Extended Warranty Plans:** CTC and GCC agree to market and promote the sale of the Insured Extended Warranty Plans developed by BSIB for CTC and GCC to all purchasers of ACCC Products to extend the OEM warranty coverage to a 5, 7 or 10 year warranty period inclusive of the 3 year OEM Warranty period. Purchasers who elect to purchase an Extended Warranty Plan shall pay the required warranty premium for the full term, in advance, with the purchase of the ACCC products. Purchase of the Extended Warranty Program is voluntary and optional to the Purchaser. CTC and GCC agree and acknowledge that irrespective of the renewal of this Agreement at the end of the initial three (3) year term, BSIB shall have the exclusive right to provide the Extended Warranty Programs on the domestic and international sales of ACCC conductor for an initial period of five (5) years. In the event CTC and/or GCC elect not to renew the OEM Warranty Program at the end of the initial three (3) year term, the non-renewal of this Agreement as it pertains to the OEM Warranty Program shall not minimize nor inhibit BSIB's right to remain exclusive broker of record for the initial five (5) year term on Extended Warranty Programs offered by CTC or GCC to its end-user purchasers. In the event

there is no insured OEM Warranty Program in years four and five, BSIB will modify the Extended Warranty rates and coverage so that the Extended Warranty Program will start coverage wherever the CTC and GCC's uninsured OEM warranty ends.

4. CONFIDENTIALITY OF PROGRAMS, DOCUMENTS AND INFORMATION: CTC and GCC acknowledge and agree that the work product and all documentation, including but not limited to the following are the proprietary property of BSIB and their engaged consultants, and are confidential and exclusively limited to the BSIB, CTC and GCC relationship; (1) Program Terms & Conditions Forms, (2) Program Procedure Manuals, (3) Program Rate Charts and Rating Structures, (4) Program Promotional and Advertising documents, (5) Reports, and (6) all other administrative and operational forms and documents currently existing or developed for the Programs in the future. CTC and GCC agree not to divulge, disclose or disseminate any of the above to any other party or entity, without the express written consent of BSIB. Likewise, BSIB agrees that all information disseminated to BSIB from CTC and GCC relating to their customers, purchasers, contractors, purchase orders, sales, claims and customer relationships is confidential and shall not be divulged, disseminated or disclosed to any party or entity without the express written consent of CTC or GCC. CTC, GCC and BSIB agree to execute a separate Non-Disclosure Agreement amongst each other relating to this Agreement and relationship.

5. ACCOUNTING, STATEMENTS, REPORTS, BOOKS, RECORDS AND ADMINSTRATIVE TASKS: CTC and GCC shall keep satisfactory books and records pertaining to the Program(s) and shall make monthly reports to BSIB in accordance with the provisions of this Agreement and as may be required by insurers. BSIB shall have the right to inspect the books and records of CTC and GCC with respect to the Programs, and obtain copies thereof upon reasonable request. CTC and GCC shall have no administrative responsibilities during the term of this Agreement other than to provide (1) monthly sales reports, (2) remit OEM and Extended Warranty Fees to BSIB, and (3) provide information to the Administrator on any claims directly reported to CTC or GCC by Purchasers.

6. PROGRAM INDEMNIFICATION AND INSURERS: CTC and GCC acknowledge and agree that BSIB is not an insurance company or third party claims Administrator. Any provisions, terms or conditions of any Programs that requires insurance company or Administrator indemnification or services shall be the sole responsibility of the contracted insurer or Administrator. BSIB does not represent that any insurer will continue to underwrite the Programs for its intended term or for the term of this Agreement. BSIB agrees to diligently assist CTC and GCC with the procurement of participating insurers, but cannot guarantee insurers participation in the Programs.

7. COMPENSATION FOR SERVICES RENDERED: BSIB shall be entitled to an agreed to placement, servicing and risk management fee(s) from CTC with respect to the Programs as set forth in the Compensation Schedule attached hereto.

8. COSTS AND EXPENSES: During the term of this Agreement, BSIB shall be responsible for payment of all costs and expenses incurred in connection with the performance of it duties hereunder. However, in the event CTC or GCC requests the special assistance of BSIB, including but not limited to travel expenses outside of the scope of this Agreement, CTC and/or GCC shall reimburse BSIB for reasonable pre-approved expenses, as mutually agreed by BSIB and CTC or GCC in advance of such expenditures.

9. REPRESENTATIONS AND WARRANTIES OF BSIB: BSIB hereby represents and warrants to that, as of the date of this Agreement.

A. BSIB is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated.

B. All necessary corporate, regulatory or other similar action has been taken to authorize and empower BSIB and the officers or representatives acting on BSIB's behalf, to execute, deliver and perform this Agreement.

C. The execution and delivery of this Agreement by BSIB and its performance and compliance with the terms of this Agreement will not violate BSIB's articles of incorporation or bylaws.

D. This Agreement constitutes a valid, legal and binding obligation of BSIB, enforceable in accordance with its terms.

10. REPRESENTATIONS AND WARRANTIES OF CTC and GCC: CTC and GCC hereby represent and warrant to BSIB.

A. CTC and/or GCC will pay, or cause to be paid, in a timely manner, as set forth in this Agreement, all applicable Program fees or premiums due to BSIB, in a timely manner, according to the Program procedure manual.

B. CTC and GCC will cooperate and assist BSIB in securing information and data from its Purchasers relating to the underwriting, processing, evaluation or payment of any covered claims arising under the Programs.

C. CTC and GCC agree to notify BSIB of any matters or issues that may arise during the term of this Agreement, which CTC or GCC may interpret as being inconsistent with the terms and conditions of this Agreement, and shall provide BSIB with written notice thereof and allow BSIB 60 days to cure and remedy the issues raised within the Notice. Within the Notice Period BSIB, its administrators and insurers shall have the exclusive right to assist CTC and GCC in remedying, modifying, adjusting or re-underwriting the Program, or its procedures to resolve the issues set forth in the Notice.

11. MUTUAL HOLD HARMLESS: CTC, GCC and BSIB shall mutually hold each other harmless against any liability, loss, damage, penalty, fine, forfeiture, legal or accounting fees, resulting from or arising out of the unintentional breach of this Agreement by either party. CTC, GCC or BSIB, nor any of their employees, officers, directors or managers thereof shall be liable to the other by reason of any act, contract or transaction performed by the parties hereto pursuant to this Agreement, nor shall either be liable for any loss resulting therefrom, or for any profit derived therefrom, so long as such act, contract or transaction shall, at the time at which it was entered into, was done in good faith, and was reasonable and prudent under the circumstances. Nothing contained in this paragraph, however, shall validate or authorize any act, or shall protect any employee, officer, director or member against any liability which arises by reason of the willful failure to comply with this Agreement, willful misfeasance, dishonesty, gross negligence or gross reckless disregard of their respective duties hereunder.

12. TERM: This Agreement shall remain in effect for an initial three (3) year period on the Mandatory Insured OEM Warranty Program, and for an initial term of five (5) years on the optional Insured Extended Warranty Programs, and shall automatically renew in one year intervals thereafter until terminated. If either party elects not to renew this Agreement, the non-renewing party shall provide the other with 90 days advance notice of its intent not to renew.

13. BINDING ON HEIRS AND ASSIGNS: The rights duties and obligations under this Agreement shall be binding on all heirs and assigns, and may be assigned with all assignees entitled to, and obligated to perform under all terms and conditions of this Agreement.

14. AMENDMENTS: This Agreement may only be amended by mutual written consent of the parties.

15. ARBITRATION: All disputes or differences arising out of the interpretation of this Agreement shall be submitted to the American Arbitration Association under its Rules for Commercial Arbitration.

16. SEVERABILITY: Any provision of this Agreement which is invalid or in conflict with any statute or rule of law or any state or territory wherein this Agreement may be sought to be enforced, will be deemed null and void to the extent that it may conflict therewith, without invalidating the remaining provisions of this Agreement in such state or territory.

17. GOVERNING LAW: This Agreement shall be deemed entered into with and shall be governed by and interpreted in accordance with the laws of the California.

Brakke Schafnitz Insurance Brokers, Inc.

By: ______________________________

Title: PRES.

Address: 28202 Cabot Road, Suite 500 - Laguna Niguel, California 92677

Composite Technology Corporation

By: ______________________________ July 5, 2005

Title: CEO

Address: 2026 McGaw Avenue, Irvine, California 92614

General Cable Corporation

By: ______________________________

Title: SVP & GM

Address: 4 Tesseneer Drive, Highland Heights, Kentucky 41076

EXHIBIT

COMPOSITE TECHNOLOGY CORPORATION
U.S. & Canada
OEM & Extended Warranty Terms and Conditions

Plan Effective Date:
31 days from the date of shipment
or the date of Installation which ever is less

Plan Certificate Number

____
Issued within 30 days of Sale

NOTICE: This Extended Warranty Plan is not activated and no coverage is afforded hereunder until (1) The Plan Administrator has received the Warranty Plan Fees for the OEM and applicable Extended Warranties set forth below, and (2) You have received a Coverage Verification Certificate and Plan Certificate Number from the Plan Administrator. If You have not received Your Coverage Verification Certificate and Plan Number within 30 days of the date of sale of the ACCC Conductor, contact SAFE LLC, the Plan Administrator at 480-759-7444.

ACCC Conductor Warranty Plan – U.S. & Canada

This Warranty Plan is only applicable to ACCC Conductor purchased through Composite Technology Corporation and is not applicable to any other conductor products.

1. **Purchaser**:____

Mailing Address: ____________________ City:________________ State/Prov:_____ Country:________ Zip________

2. **Purchased From: Composite Technology Corporation**

3. **Purchase & Warranty Plan Description**:

ACCC Conductor Type	Feet Purchased	OEM Warranty Term Parts & Labor U.S & Canada	Extended Warranty Term [ ] Parts Only [ ] Parts & Labor	Total Warranty Term OEM Term + Extended Warranty Term	Warranty Plan Code
[ ] LINNET		3 Years	Years	Years	
[ ] HAWK		3 Years	Years	Years	
[ ] DOVE		3 Years	Years	Years	
[ ] GROSBEAK		3 Years	Years	Years	
[ ] DRAKE		3 Years	Years	Years	
[ ] CARDINAL		3 Years	Years	Years	
[ ] BITTERN		3 Years	Years	Years	
[ ] LAPWING		3 Years	Years	Years	
[ ] CHUCKAR		3 Years	Years	Years	
[ ] BLUEBIRD		3 Years	Years	Years	

4. **Plan Labor Reimbursement Schedule – OEM Coverage - Extended Warranty Coverage**:

(a) The OEM Warranty covers Labor Reimbursement at a rate of $6,000 per day, to a maximum of the (3) days, or the actual labor repair cost up to $18,000 per mile, which ever is the lesser amount, inclusive of all trip charges, travel and repair/replacement time, subject to reasonable and customary industry labor standards, (applicable to all initial 3 year OEM Warranties)

(b) [ ] The Extended Warranty Plan You selected above covers labor reimbursement at the rate set forth in 4(a) above.

(c) [ ] The Extended Warranty Plan You selected above DOES NOT cover labor reimbursement and covers PARTS ONLY.

(d) [ ] You have elected NOT to purchase any Extended Warranty coverage on either parts or labor.

5. **Installation Contractor**: ______________________________ Telephone:________________

Mailing Address: ____________________________ City______________________

State/Prov: ______________ Country:____________________: Postal Code:____________

6. **Location of Installation**: ☐U.S : City:____________________. ☐Canada: City: ____________________

General Description of installation Site (if known) Location, Coordinates or Identifying Factors: ____________________

____

7. The ACCC will be connected to a pre-existing system? _______ (yes) _______ (no)

TERMS AND CONDITIONS

Various provisions in this Warranty Plan ("Plan") restrict coverage. Read the entire Plan carefully to determine rights, duties and what is and is not covered. Throughout this Plan, the words "You" and "Your" refer to the Purchaser who is in compliance with the qualifying conditions of this Plan. Throughout this Warranty Plan ("Plan"), the words "We," "Us" and "Our" refer to Composite Technology Corporation ("CTC"). This Plan is administered by SAFE LLC, and underwritten by General Fidelity Insurance Company.

WARRANTY AND COVERAGE:

The benefits of this Warranty Plan are for the benefit of the Purchaser who meets the qualifying conditions of the Plan. The qualifying conditions under this plan require that (1) Your purchase is registered with the Plan Administrator by CTC, (2) the Plan Fee for the O.E.M. Warranty coverage and any Extended Warranty Coverage has been paid and received by the Plan Administrator. Your receipt of a Coverage Verification Certificate from the Plan Administrator shall be evidence that this qualifying condition has been met, and (3) Your ACCC Conductor Line has been installed by a contractor approved by CTC. The Plan covers the cost of Covered ACCC Line due to failure as defined herein, and labor for repairing or replacement, if covered under the selected Plan.

The Line may either be (1) repaired or replaced at the Administrators discretion with the same, or an equivalent model of like kind and quality. Liability under this Plan is limited to the lower of (1) the actual cost of repair, or (2) replacement of any defective Line. Coverage commences, subject to the qualifying conditions, on the Plan Effective Date set forth above inclusive of the O.E.M. three (3) year warranty.

If you have purchased an Extended Warranty Plan, the Plan You selected may or may not cover labor. If labor is covered under the Plan you selected, the maximum authorized labor reimbursement rate, per occurrence, is set forth in Section 4 above. You shall be responsible for any labor amounts in excess of the Plan Labor Reimbursement Rate, or all labor amounts if labor is not covered under the Plan You selected. In addition to the amounts set forth in the Section 4, if any, the Plan's labor reimbursement liability is limited to reasonable and customary labor rates and expenses relating to line repair or replacement. Warranty labor claims are to be inclusive of all trip charges, travel time, emergency hours and labor charges, which are included within the labor reimbursement limits, and are not paid in addition thereto.

The Plan Administrator shall have the right deny any claim(s) not reported to the Plan Administrator within ninety (90) days of the Warranty event. Warranty under this Plan will be performed by a CTC Authorized Contractor. While We try to complete warranty claims as quickly as possible, We and the Plan Administrator are not responsible for delays or liability caused by factors beyond Our control, including but not limited to (1) Our delays (2) supplier delays (3) any loss of property or physical harm whatsoever (4) any charges, assessments or liability from any governmental authority or any other person or entity, relating to or resulting from loss of use by the utility or any of its customers, including loss of income. We are not an insurer or liable in any manner relating to the design, use, operation, or coverage afforded by the Line You purchased.

All claims arising under this Warranty Plan are paid on a reimbursement basis upon (1) approval by the Plan Administrator, and (2) proof of loss documents reasonably requested by the Administrator. Losses will be adjusted in U.S. Funds.

COVERED PRODUCTS: This Warranty Plan covers (1) ACCC conductor lines set forth in Section 3 above, (2) Dead End connectors, and (3) Splice connectors. No other products or components are covered under this Plan.

WARRANTY COVERAGE: This Warranty Plan covers Line and Connector failures due to, and under the following conditions: All technical terms used herein shall have the generally accepted definition used within the electric utility industry.

(1) Sag, Thermal Elongation & Creep: This Plan will repair or replace any covered Line that Creeps or Sags more than 5% of its measured and documented installation sag.
(2) Wind generated Aoelian Vibration and Galloping: This Plan covers the failure of the covered Line and Connectors, resulting from wind generated Aoelian vibration and galloping.

(3) ACCC Composite Core Failure: This Plan covers ACCC Conductor against failure of the composite core if it fails while operating within the manufacturers recommended operating range, plus 15%. Operating the covered line in excess of these permissible tolerances will void this warranty.
(4) Breakage: This Plan covers line breakage (1) occurring while operating the line within the manufacturer's recommended operating range, plus 15%, and (2) not caused by any excluded causes set forth in the Conditions and Exclusions Section below.
(5) Corrosion & Rust: This Plan covers the Line failure resulting from corrosion caused by electrolysis, or rust.
(6) Unwinding: This Plan covers Line failure resulting from the unwinding of the Line, except for unwinding caused by an excluded item or cause set forth below.

CONDITIONS AND EXCLUSIONS: The Line and all of its Component Parts must be installed and maintained in accordance with Our published requirements and recommendations for the Plan to remain in force. Evidence of proper installation, maintenance and Warranty may be required to validate a claim. Line failures due to lack of proper installation, maintenance, inspection or testing will not be covered.

Line or Component Part failures caused by any of the following are **NOT COVERED:**

(1) Neglect, abuse or misuse of any Component,
(2) Adjustments, manipulation, or modifications done by anyone other than authorized repair or service personnel,
(3) Damage caused by any Purchaser, owner, employee or third party,
(4) Accidental or intentional physical damage caused by but not limited to spilled liquids, insect infestation, or damage caused by rodents or animals,
(5) The accidental or intentional transmission or distribution of electrical current beyond Our published specifications or damage caused by Line temperature exceeding Our recommended maximum plus 15%,
(6) Breakage due to line failure if caused by improper splicing or connection to existing lines or towers,
(7) Any external cause of loss including but not limited to: any natural disaster or weather condition, weight of ice and snow, fire, smoke, wind, sand, lightening, moisture, salt water or salt air, water damage, hail, earth movement, subsidence, flood, collision or impact with any falling object or moving objects, including vehicles, aircraft, riot, theft, vandalism, malicious mischief, nuclear radiation, war or hostile action, radioactive contamination, or acts of terrorists,
(8) Vandalism, intentional or accidental damage caused by third parties,
(9) Damage to lines caused by the collapse of towers or failures of other lines connecting to or spliced with an ACCC Line,
(10) Electrical arcing caused by one line coming into proximity of another line, regardless of cause.

This Plan does not respond to damages to any of the following:

(1) Any damage or loss to Transmission towers, insulators, or any equipment attached to the tower that was not identified as a covered part under this agreement,
(2) Any damage or loss for the repair of cosmetic damage,
(3) Any damage or loss to any other equipment attached to the Line by the line's owner or lessee, including switch gear or line regulating equipment,
(4) Any damage or loss to any other line in the system whether or not caused by arcing,
(5) Any damage or loss to lines not manufactured by CTC,
(6) Any damage or loss due to the operation of any ordinance of law or any order of governmental or municipal authority,
(7) Any damage or loss, whether actual or threatened to any other real or personal property, including loss caused by fire, theft, breakage of objects, loss of use, loss of income whether as a result of line failure or other covered conditions or not,
(8) Any damage or loss including resultant damage caused or alleged to be caused by the failure of the ACCC Line and Connectors to perform in accordance to specifications including loss of use, or loss of income by any party,
(9) Any damage or loss resulting in bodily injury of any type, personal injury, emotional distress, damage to any other property even if caused by a failure of the Line to perform in accordance with specifications,
(10) Any loss or damage caused by product defects or installation defects even if they result in product and completed operations liability, or business interruption,
(11) Any loss or damage caused by loss of market, depreciation, obsolescence or diminution of value,
(12) Any loss or damage when it is determined that no Warranty loss exists,

(13) Any loss or damage to lines if the failure of the Line is caused by improper splicing or connection,
(14) Any loss or damage when it is determined that the failure of the Line or Connectors to meet test standards using the published American Society For Testing and Materials Standards exist,
(15) Any loss or damage caused by the reduction in level of electricity that can be transmitted due to environmental conditions or lack of electricity to transmit for any reason.
(16) Any loss or damage caused or resulting from the user, purchaser or installer to install, connect or use the ACCC Line in accordance with Our published guidelines and specifications.

CANCELLATION: This Plan may be cancelled for fraud or material misrepresentation. Unauthorized repairs or replacements shall result in the cancellation of this Plan.

RENEWAL: A renewal Plan may be offered at the Plan Administrator's discretion at a renewal price and terms reflecting the age of the system, current Warranty costs, System repair history and actuarial data.

ARBITRATION: All disputes or differences arising out of the interpretation of this Plan shall be submitted to the American Arbitration Association under its Rules for Commercial Arbitration. Such arbitration shall take place in Phoenix, Arizona.

PLAN ADMINISTRATOR:

SAFE, LLC
PO Box 93850
Phoenix, Arizona 85070-3850
Phone: 480-759-7444

PLAN UNDERWRITER: General Fidelity Insurance Company

EXHIBIT

COMPOSITE TECHNOLOGY CORPORATION
International
OEM & Extended Warranty Terms and Conditions

Plan Effective Date:
31 days from the date of shipment,
or the date of Installation, which ever is less

Plan Certificate Number

____
Issued within 30 days of Sale

NOTICE: This Extended Warranty Plan is not activated and no coverage is afforded hereunder until (1) The Plan Administrator has received the Warranty Plan Fees for the OEM and applicable Extended Warranties set forth below, and (2) You have received a Coverage Verification Certificate and Plan Certificate Number from the Plan Administrator. If You have not received Your Coverage Verification Certificate and Plan Number within 30 days of the date of sale of the ACCC Conductor, contact SAFE LLC, the Plan Administrator at 480-759-7444.

ACCC Conductor Warranty Plan – International Plans

(International Plans are applicable to all countries except the United States and Canada)
This Warranty Plan is only applicable to ACCC Conductor purchased through Composite Technology Corporation and is not applicable to any other conductor products.

1. **Purchaser**:____

Mailing Address: _______________ City:_______________ State/Prov:_____ Country:________ Zip_______

2. **Purchased From: Composite Technology Corporation**

3. **Purchase & Warranty Plan Description**:

ACCC Conductor Type	Feet Purchased	OEM Warranty Term Parts Only	Extended Warranty Term [ ] Parts Only [ ] Parts & Labor	Total Warranty Term OEM Term + Extended Warranty Term	Warranty Plan Code
[ ] LINNET		3 Years	Years	Years	
[ ] HAWK		3 Years	Years	Years	
[ ] DOVE		3 Years	Years	Years	
[ ] GROSBEAK		3 Years	Years	Years	
[ ] DRAKE		3 Years	Years	Years	
[ ] CARDINAL		3 Years	Years	Years	
[ ] BITTERN		3 Years	Years	Years	
[ ] LAPWING		3 Years	Years	Years	
[ ] CHUCKAR		3 Years	Years	Years	
[ ] BLUEBIRD		3 Years	Years	Years	

4. **Plan Labor Reimbursement Schedule – OEM Coverage - Extended Warranty Coverage**:

(a) The OEM Warranty does not cover labor unless a separate addendum is attached to this Plan.

(b) If You have selected an Extended Warranty Plan above that includes Labor Reimbursement, the Labor Reimbursement rate is limited to a rate of $_______________per day, to a maximum of the (3) days, or the actual labor repair cost up to $___________ per mile, which ever is the lesser amount, inclusive of all trip charges, travel and repair/replacement time, subject to reasonable and customary industry labor standards.

(c) [ ] The Extended Warranty Plan You selected above covers labor reimbursement at the rate set forth in 4(b) above.

(d) [ ] The Extended Warranty Plan You selected above DOES NOT cover labor reimbursement and covers PARTS ONLY.

(e) [ ] You have elected NOT to purchase any Extended Warranty coverage on either parts or labor.

5. **Installation Contractor**: _______________________________ Telephone:_______________

Mailing Address: _______________________________ City_______________________

State/Prov: _______________ Country:_______________________: Postal Code:_______________

6. **Location of Installation**: ☐ **Country:**:_______________ City: _______________________

General Description of installation Site (if known) Location, Coordinates or Identifying Factors: _______________________

____

7. The ACCC will be connected to a pre-existing system? _______ (yes) _______ (no)

TERMS AND CONDITIONS

Various provisions in this Warranty Plan ("Plan") restrict coverage. Read the entire Plan carefully to determine rights, duties and what is and is not covered. Throughout this Plan, the words "You" and "Your" refer to the Purchaser who is in compliance with the qualifying conditions of this Plan. Throughout this Warranty Plan ("Plan"), the words "We," "Us" and "Our" refer to Composite Technology Corporation ("CTC"). This Plan is administered by SAFE LLC, and underwritten by General Fidelity Insurance Company.

WARRANTY AND COVERAGE:

The benefits of this Warranty Plan are for the benefit of the Purchaser who meets the qualifying conditions of the Plan. The qualifying conditions under this plan require that (1) Your purchase is registered with the Plan Administrator by CTC, (2) the Plan Fee for the O.E.M. Warranty coverage and any Extended Warranty Coverage has been paid and received by the Plan Administrator. Your receipt of a Coverage Verification Certificate from the Plan Administrator shall be evidence that this qualifying condition has been met, and (3) Your ACCC Conductor Line has been installed by a contractor approved by CTC. The Plan covers the cost of Covered ACCC Line due to failure as defined herein, and may cover labor for repairing or replacement, if labor is covered under the Extended Warranty Plan You selected, or has otherwise been added by written addendum to this Plan.

The Line may either be (1) repaired or replaced at the Administrators discretion with the same, or an equivalent model of like kind and quality. Liability under this Plan is limited to the lower of (1) the actual cost of repair, or (2) replacement of any defective Line. Coverage commences, subject to the qualifying conditions, on the Plan Effective Date set forth above inclusive of the O.E.M. three (3) year warranty.

If you have purchased an Extended Warranty Plan, the Plan You selected may or may not cover labor. If labor is covered under the Plan you selected, the maximum authorized labor reimbursement rate, per occurrence, is set forth in Section 4 above. You shall be responsible for any labor amounts in excess of the Plan Labor Reimbursement Rate, or all labor amounts if labor is not covered under the Plan You selected. In addition to the amounts set forth in the Section 4, if any, the Plan's labor reimbursement liability is limited to reasonable and customary labor rates and expenses relating to line repair or replacement. Warranty labor claims are to be inclusive of all trip charges, travel time, emergency hours and labor charges, which are included within the labor reimbursement limits, and are not paid in addition thereto.

The Plan Administrator shall have the right deny any claim(s) not reported to the Plan Administrator within ninety (90) days of the Warranty event. Warranty under this Plan will be performed by a CTC Authorized Contractor. While We try to complete warranty claims as quickly as possible, We and the Plan Administrator are not responsible for delays or liability caused by factors beyond Our control, including but not limited to (1) Our delays (2) supplier delays (3) any loss of property or physical harm whatsoever (4) any charges, assessments or liability from any governmental authority or any other person or entity, relating to or resulting from loss of use by the utility or any of its customers, including loss of income. We are not an insurer or liable in any manner relating to the design, use, operation, or coverage afforded by the Line You purchased.

All claims arising under this Warranty Plan are paid on a reimbursement basis upon (1) approval by the Plan Administrator, and (2) proof of loss documents reasonably requested by the Administrator. Losses will be adjusted in U.S. Funds.

COVERED PRODUCTS: This Warranty Plan covers (1) ACCC conductor lines set forth in Section 3 above, (2) Dead End connectors, and (3) Splice connectors. No other products or components are covered under this Plan.

WARRANTY COVERAGE: This Warranty Plan covers Line and Connector failures due to, and under the following conditions: All technical terms used herein shall have the generally accepted definition used within the electric utility industry.

(1) Sag, Thermal Elongation & Creep: This Plan will repair or replace any covered Line that Creeps or Sags more than 5% of its measured and documented installation sag.
(2) Wind generated Aoelian Vibration and Galloping: This Plan covers the failure of the covered Line and Connectors, resulting from wind generated Aoelian vibration and galloping.

(3) ACCC Composite Core Failure: This Plan covers ACCC Conductor against failure of the composite core if it fails while operating within the manufacturers recommended operating range, plus 15%. Operating the covered line in excess of these permissible tolerances will void this warranty.
(4) Breakage: This Plan covers line breakage (1) occurring while operating the line within the manufacturer's recommended operating range, plus 15%, and (2) not caused by any excluded causes set forth in the Conditions and Exclusions Section below.
(5) Corrosion & Rust: This Plan covers the Line failure resulting from corrosion caused by electrolysis, or rust.
(6) Unwinding: This Plan covers Line failure resulting from the unwinding of the Line, except for unwinding caused by an excluded item or cause set forth below.

CONDITIONS AND EXCLUSIONS: The Line and all of its Component Parts must be installed and maintained in accordance with Our published requirements and recommendations for the Plan to remain in force. Evidence of proper installation, maintenance and Warranty may be required to validate a claim. Line failures due to lack of proper installation, maintenance, inspection or testing will not be covered.

Line or Component Part failures caused by any of the following are **NOT COVERED:**

(1) Neglect, abuse or misuse of any Component,
(2) Adjustments, manipulation, or modifications done by anyone other than authorized repair or service personnel,
(3) Damage caused by any Purchaser, owner, employee or third party,
(4) Accidental or intentional physical damage caused by but not limited to spilled liquids, insect infestation, or damage caused by rodents or animals,
(5) The accidental or intentional transmission or distribution of electrical current beyond Our published specifications or damage caused by Line temperature exceeding Our recommended maximum plus 15%,
(6) Breakage due to line failure if caused by improper splicing or connection to existing lines or towers,
(7) Any external cause of loss including but not limited to: any natural disaster or weather condition, weight of ice and snow, fire, smoke, wind, sand, lightening, moisture, salt water or salt air, water damage, hail, earth movement, subsidence, flood, collision or impact with any falling object or moving objects, including vehicles, aircraft, riot, theft, vandalism, malicious mischief, nuclear radiation, war or hostile action, radioactive contamination, or acts of terrorists,
(8) Vandalism, intentional or accidental damage caused by third parties,
(9) Damage to lines caused by the collapse of towers or failures of other lines connecting to or spliced with an ACCC Line,
(10) Electrical arcing caused by one line coming into proximity of another line, regardless of cause.

This Plan does not respond to damages to any of the following:

(1) Any damage or loss to Transmission towers, insulators, or any equipment attached to the tower that was not identified as a covered part under this agreement,
(2) Any damage or loss for the repair of cosmetic damage,
(3) Any damage or loss to any other equipment attached to the Line by the line's owner or lessee, including switch gear or line regulating equipment,
(4) Any damage or loss to any other line in the system whether or not caused by arcing,
(5) Any damage or loss to lines not manufactured by CTC,
(6) Any damage or loss due to the operation of any ordinance of law or any order of governmental or municipal authority,
(7) Any damage or loss, whether actual or threatened to any other real or personal property, including loss caused by fire, theft, breakage of objects, loss of use, loss of income whether as a result of line failure or other covered conditions or not,
(8) Any damage or loss including resultant damage caused or alleged to be caused by the failure of the ACCC Line and Connectors to perform in accordance to specifications including loss of use, or loss of income by any party,
(9) Any damage or loss resulting in bodily injury of any type, personal injury, emotional distress, damage to any other property even if caused by a failure of the Line to perform in accordance with specifications,
(10) Any loss or damage caused by product defects or installation defects even if they result in product and completed operations liability, or business interruption,
(11) Any loss or damage caused by loss of market, depreciation, obsolescence or diminution of value,
(12) Any loss or damage when it is determined that no Warranty loss exists,

(13) Any loss or damage to lines if the failure of the Line is caused by improper splicing or connection,

(14) Any loss or damage when it is determined that the failure of the Line or Connectors to meet test standards using the published American Society For Testing and Materials Standards exist,

(15) Any loss or damage caused by the reduction in level of electricity that can be transmitted due to environmental conditions or lack of electricity to transmit for any reason.

(16) Any loss or damage caused or resulting from the user, purchaser or installer to install, connect or use the ACCC Line in accordance with Our published guidelines and specifications.

CANCELLATION: This Plan may be cancelled for fraud or material misrepresentation. Unauthorized repairs or replacements shall result in the cancellation of this Plan.

RENEWAL: A renewal Plan may be offered at the Plan Administrator's discretion at a renewal price and terms reflecting the age of the system, current Warranty costs, System repair history and actuarial data.

ARBITRATION: All disputes or differences arising out of the interpretation of this Plan shall be submitted to the American Arbitration Association under its Rules for Commercial Arbitration. Such arbitration shall take place in Phoenix, Arizona, USA.

PLAN ADMINISTRATOR:

SAFE, LLC
PO Box 93850
Phoenix, Arizona 85070-3850
Phone: 480-759-7444

PLAN UNDERWRITER: General Fidelity Insurance Company

EXHIBIT

COMPENSATION SCHEDULE

Placement Fee Paid By CTC:

A placement and product development fee of $25,000 in cash or warrants. If warrants, under a separate agreement mutually agreed to by CTC and BSIB.